SUBJECT TO REVISION
-------------------
MARKETING MATERIALS DATED FEBRUARY 27, 2003
-------------------------------------------

--------------------------------------------------------------------------------

                           $940,000,000 (Approximate)

                                   [LOGO] CIT

                        CIT HOME EQUITY LOAN TRUST 2003-1
            HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2003-1

                      THE CIT GROUP/CONSUMER FINANCE, INC.
                           Seller and Master Servicer

                  THE CIT GROUP SECURITIZATION CORPORATION III
                                    Depositor


                                February 27, 2003

--------------------------------------------------------------------------------

                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Disclaimer
--------------------------------------------------------------------------------

Attached is information describing the structure, collateral pool and certain aspects of CIT Home Equity Loan Trust 2003-1. The materials are for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Neither The CIT Group/Consumer Finance, Inc. or Salomon Smith Barney Inc. ("SSB"), nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached materials.

SSB is not acting as your advisor or agent. Therefore, prior to entering into any transaction, you should determine, without reliance upon SSB or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) SSB is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and SSB's disclaimers as to these matters.

An Effective Registration Statement (including a base prospectus) relating to the Securities is on file with the Securities and Exchange Commission. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Preliminary Information Only
--------------------------------------------------------------------------------

CERTIFICATES

                                                                                                                     Final
                                                        Expected       WAL (Yrs)       Principal      Principal    Scheduled
                   Principal                             Rating            to         Window(Mths)   Window(Mths) Distribution
 Class(3)(4)      Amount (1)      Certificate Type    (Moody's/S&P)   Call/Mat(2)      to Call(2)     to Mat(2)       Date
--------------------------------------------------------------------------------------------------------------------------------
 A-1              $294,000,000   Variable Sequential    Aaa/AAA       0.75/0.75          1-17            1-17       7/2018

 A-2              $213,000,000    Fixed Sequential       Aaa/AAA       2.00/2.00        17-33           17-33       4/2027

 A-3              $ 58,000,000    Fixed Sequential       Aaa/AAA       3.00/3.00        33-42           33-42       3/2029

 A-4              $114,000,000    Fixed Sequential       Aaa/AAA       5.02/5.08        42-98          42-117       3/2032

 A-5              $ 33,050,000    Fixed Sequential       Aaa/AAA      8.15/12.70        98-98         117-211       7/2034

 A-6              $ 94,000,000          NAS              Aaa/AAA       6.46/6.68        39-98          39-209      10/2032

 M-1              $ 54,050,000   Fixed Mezzanine         Aa2/AA        5.43/5.96        38-98          38-172       9/2032

 M-2              $ 42,300,000   Fixed Mezzanine          A2/A         5.42/5.89        37-98          37-157       8/2032

 B                $ 37,600,000   Fixed Subordinate      Baa2/BBB       5.41/5.74        37-98          37-139       7/2034
--------------------------------------------------------------------------------------------------------------------------------
 Total:           $940,000,000
--------------------------------------------------------------------------------------------------------------------------------

CLASS A-IO

                                                                                                                   Final
                                                      Expected                       Principal      Principal    Scheduled
                   Notional                            Rating                       Window(Mths)   Window(Mths) Distribution
Class(3)(4)(5)    Amount (5)     Certificate Type    (Moody's/S&P)    Duration       to Call(2)     to Mat(2)       Date
--------------------------------------------------------------------------------------------------------------------------------
 A-IO            $200,000,000    Interest Only        Aaa/AAA           0.47             NA             NA         3/2004

 Total:          $200,000,000
--------------------------------------------------------------------------------------------------------------------------------

(1) The principal amount of each Class of Offered Certificates is subject to a +/- 5% variance.

(2)   See "Pricing Prepayment Speed" herein.

(3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first Distribution Date on which the Clean-up Call is exercisable, the coupon on the Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class B Certificates will increase by 0.50%.

(4) The Class A-1, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class B Certificates are each expected to be subject to the Net WAC Cap (as described herein).

(5) The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at the Class A-IO Certificate Rate (as described herein) per annum for the first 12 months on a scheduled notional amount equal to the lesser of (i) the sum of (a) the aggregate principal balance of the loans and (b) amounts remaining in the Pre-Funding Account and (ii) the notional amount specified in the schedule set forth under "Class A-IO Notional Amount."


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Summary of Terms
--------------------------------------------------------------------------------

Transaction:                        CIT Home Equity Loan Trust 2003-1
                                    Home Equity Loan Asset Backed Certificates,
                                    Series 2003-1

Certificates Offered:               $646,000,000 fixed-rate certificates
                                    $294,000,000 floating-rate certificates
                                    $200,000,000 (notional amount) Class A-IO certificates

Seller and Master Servicer:         The CIT Group/Consumer Finance, Inc.

Depositor:                          The CIT Group Securitization Corporation III

Lead Underwriter:                   Salomon Smith Barney

Co-Underwriters:                    Banc One Capital Markets, Inc.
                                    Bank of America Securities LLC
                                    Goldman, Sachs & Co.
                                    JPMorgan
                                    Lehman Brothers

Trustee/Custodian:                  The Bank of New York

Certificate Ratings:                The Certificates are expected to receive
                                    ratings from Moody's Investors Service,
                                    Inc., and Standard & Poor's Ratings
                                    Services, a division of The McGraw-Hill
                                    Companies, Inc., set forth on the first page of the Term Sheet

Expected Pricing Date:              March 3, 2003

Expected Settlement Date:           March 25, 2003

Distribution Date:                  20th day of each month, or the next
                                    succeeding Business Day (First Distribution
                                    Date: April 21, 2003)

Cut-Off Date:                       March 1, 2003

Statistical Cut-Off Date:           February 1, 2003

Pricing Prepayment Speed:           120% PPC
                                    100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Mortgage Loans:                     The pool of mortgage loans will consist
                                    solely of fixed-rate subprime home equity loans secured by first liens (88.43%) and second liens (11.57%) on mortgaged properties.

Senior Certificates:                Class A-1 through Class A-6 and Class A-IO
                                    Certificates

Subordinate Certificates:           Class M-1, Class M-2 and Class B
                                    Certificates

Due Period:                         The calendar month preceding the calendar
                                    month in which the related Distribution Date occurs.

Delay Days:                         19 days, excluding Class A-1 Certificates
                                    which is 0 days

Day Count:                          30/360, excluding Class A-1 Certificates
                                    which is calculated on an Actual/360 basis


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Accrued Interest:                   The Certificates, excluding Class A-1
                                    Certificates, settle with accrued interest from March 1, 2003. The Class A-1
                                    Certificates settle flat.

Interest Accrual Period:            Interest accrues during the month preceding
                                    the current Distribution Date, except for the Class A-1 Certificates for which interest accrues from the last Distribution
                                    Date or the Settlement Date, as applicable, through the day preceding the current
                                    Distribution Date.

Clearing:                           DTC, Euroclear or Cedel

SMMEA Eligibility:                  None of the Offered Certificates are
                                    expected to be SMMEA eligible.

ERISA Eligibility:                  All Offered Certificates are expected to be
                                    ERISA eligible.

Tax Status:                         REMIC

Optional Purchase:                  The Mortgage Loans are eligible for call
                                    when the outstanding principal balance of the Mortgage Loans reaches 10% of the sum of the Cut-Off Date principal balance of such loans and the amount initially deposited into the Pre-Funding Account. This optional purchase is referred to as the Clean-up
                                    Call. After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class A-4, Class A-5, Class
                                    A-6, Class M-1, Class M-2 and Class B
                                    Certificates will increase by 0.50%.

Servicing Advances:                 The Master Servicer will be required to make
                                    an advance of its own funds with respect to delinquent payments of interest on each mortgage loan no later than the day prior to the Distribution Date. The Master Servicer is obligated to make Advances only if, in its judgment, such Advances are reasonably recoverable from future payments and collections of the related Mortgage Loans.
                                    If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date.

Master Servicing Fee:               The Master Servicer will be paid a servicing
                                    fee of 0.50% per annum of the principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the Mortgage Loans collected by the Master
                                    Servicer during the related Due Period.

Compensating Interest:              The Master Servicer will be required to
                                    remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Master Servicing Fee for the related period.

Pre-Funding Account:                On the Closing Date, the Depositor will pay
                                    to the Trustee, from the proceeds of the Offered Certificates, approximately
                                    $175,000,000 which will be held by the
                                    Trustee in a pre-funding account (the
                                    "Pre-Funding Account") and used from time to time to acquire Mortgage Loans during the pre-funding period. The amount on deposit in the Pre-Funding Account will be reduced by the amount used to purchase subsequent
                                    Mortgage Loans during the period from the Closing Date up to and including June 23, 2003 ("Pre-Funding Period"). Any amounts remaining in the Pre-Funding Account on June
                                    23, 2003 will be distributed to the holders of the Senior Certificates (other than the Class A-IO Certificates) in the order of priority under Principal Distributions.

Net WAC Cap:                        As to any Distribution Date and the Class
                                    A-1, Class A-4, Class A-5, Class A-6, Class
                                    M-1, Class M-2 and, Class B Certificates, the weighted average of the loan rate of the Mortgage Loans and the reinvestment rate on amounts in the Pre-Funding Account less (i) the Master Servicing Fee and (ii) the product of (a) 5.00% per annum and (b) a fraction, the numerator of which is the Notional Amount of the Class A-IO
                                    Certificates for the related Distribution
                                    Date and the denominator of which is the balance of the Mortgage Loans plus amounts in the Pre-Funding Account as of the beginning of the related Due Period.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Net WAC Cap Carryover:              As to any Distribution Date and the Class
                                    A-1, Class A-4, Class A-5, Class A-6, Class
                                    M-1, Class M-2, and Class B Certificates, the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any related Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
                                    (b) calculated at the applicable certificate rate without regard to the Net WAC Cap.

Class A-IO Notional Amount:         The Class A-IO Certificates do not have a
                                    certificate principal balance but will
                                    accrue interest for twelve months at the Class A-IO Certificate Rate on their
                                    Notional Amount. For each period, the
                                    "Notional Amount" of the Class A-IO
                                    Certificates shall be equal to the lesser of
                                    (i) the sum of the aggregate principal
                                    balance of the Mortgage Loans and amounts remaining in the Pre-Funding Account and
                                    (ii) the notional amount for such period set forth in the following schedule:

                                       -----------------------------------
                                                             Class A-IO
                                       Period              Notional Amount
                                       -----------------------------------
                                       1                   $200,000,000
                                       2                   $200,000,000
                                       3                   $200,000,000
                                       4                   $190,000,000
                                       5                   $180,000,000
                                       6                   $170,000,000
                                       7                   $160,000,000
                                       8                   $155,000,000
                                       9                   $150,000,000
                                       10                  $145,000,000
                                       11                  $140,000,000
                                       12                  $130,000,000
                                       -----------------------------------

Class A-IO Certificate Rate:        As to any Distribution Date prior to the
                                    13th Distribution Date and the Class A-IO
                                    Certificates, the Certificate Rate will
                                    equal 5.00% per annum.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Class Principal Carryover           As to any Class of Subordinate Certificates
Shortfall:                          and any Distribution Date, the excess, if
                                    any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate
                                    Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior
                                    Distribution Dates over (ii) the amount
                                    distributed in respect of the Class
                                    Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                                    Distribution Dates.

Class Interest Carryover            As to any class of Certificates and any
Shortfall:                          Distribution Date, an amount equal to the
                                    sum of (i) the excess of the related class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution
                                    Date and any outstanding Class Interest
                                    Carryover Shortfall with respect to that class from any preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (ii) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Class A-6 Principal                 The Class A-6 Principal Distribution Amount
Distribution Amount:                is equal to the Class A-6 Lockout Percentage
                                    for such date multiplied by the Class A-6 pro-rata percentage of the Senior Principal
                                    Distribution Amount.

                                    The Class A-6 Lockout Percentage is equal to the following:

                                       --------------------------------------
                                       Distribution           Class A-6
                                       Date                Lockout Percentage
                                       --------------------------------------
                                       1-36                         0%
                                       37-60                       45%
                                       61-72                       80%
                                       73-84                      100%
                                       85 and thereafter          300%
                                       --------------------------------------

                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Senior Principal Distribution       On any Distribution Date prior to the
Amount:                             Stepdown Date or while a Trigger Event is in
                                    effect, the Senior Principal Distribution
                                    Amount will equal the lesser of (i) 100% of the Principal Distribution Amount and (ii) the sum of the aggregate principal balances of the Senior Certificates (other than the Class A-IO Certificates) immediately prior to the Distribution Date. On any Distribution Date on or after the Stepdown
                                    Date, assuming a Trigger Event is not in effect, the Senior Principal Distribution
                                    Amount will equal the lesser of (i) the
                                    Principal Distribution Amount and (ii) the excess of the outstanding balance of the Senior Certificates (other than the Class
                                    A-IO Certificates) immediately prior to the related Distribution Date over the lesser of
                                    (a) approximately 64.90% times the
                                    outstanding mortgage loan balance on the last day of the related Due Period and (b) the outstanding mortgage loan balance minus the OC Floor amount. The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Class M-1 Principal                 On any Distribution Date prior to the
Distribution Amount:                Stepdown Date and on any Distribution Date
                                    thereafter on which a Trigger Event is in effect, (i) zero if any of the Senior
                                    Certificates (other than the Class A-IO
                                    Certificates) remain outstanding and (ii)
                                    100% of the Principal Distribution Amount if the Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero. On any Distribution Date on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior
                                    Certificates (other than the Class A-IO
                                    Certificates) after distribution of the
                                    Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately 76.40% of the outstanding mortgage loan balance on the last day of the related Due Period and (b) the outstanding mortgage loan balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal                 On any Distribution Date prior to the
Distribution Amount:                Stepdown Date and on any Distribution Date
                                    thereafter on which a Trigger Event is in effect, (i) zero if any of the Senior and Class M-1 Certificates remain outstanding
                                    (other than the Class A-IO Certificates);
                                    and (ii) 100% of the Principal Distribution
                                    Amount if the Senior and Class M-1
                                    Certificates (other than the Class A-IO
                                    Certificates) have been reduced to zero. On any Distribution Date on or after the Stepdown Date and to the extent a Trigger
                                    Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior (other than the Class A-IO Certificates) and Class M-1
                                    Certificates after distribution of the
                                    Senior and Class M-1 Principal Distribution
                                    Amounts, respectively, on the related
                                    Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately 85.40% of the outstanding mortgage loan balance on the last day of the related Due Period and (b) the outstanding mortgage loan balance on the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution      On any Distribution Date prior to the
Amount:                             Stepdown Date and on any Distribution Date
                                    thereafter on which a Trigger Event is in effect, (i) zero if any of the Senior, Class
                                    M-1 and Class M-2 Certificates (other than the Class A-IO Certificates) remain outstanding; and (ii) 100% of the Principal
                                    Distribution Amount if the Senior
                                    Certificates (other than the Class A-IO
                                    Certificates) and Class M-1 and Class M-2
                                    Certificates have been reduced to zero. On any Distribution Date on or after the Stepdown Date and to the extent a Trigger
                                    Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior (other than the Class A-IO Certificates), Class M-1 and
                                    Class M-2 Certificates after distribution of the Senior, Class M-1 and Class M-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 93.40% of the outstanding mortgage loan balance on the last day of the related Due Period and (b) the outstanding mortgage loan balance on the last day of the related Due Period minus the OC Floor.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Credit Enhancement:                 Excess Interest
                                    The initial overcollateralization amount will equal zero and will build to 3.30% of the sum of the original mortgage loan balance and the initial deposit to the Pre-Funding Account via the application of excess interest. The target overcollateralization level may stepdown to
                                    6.60% of the current mortgage loan balance on or after the Stepdown Date. The overcollateralization will be subject to a floor of 0.50% of the sum of the original mortgage loan balance and the initial deposit to the Pre-Funding Account.
                                    Subordination of the Class M-1, M-2 and B
                                    Certificates

Credit Enhancement Percentages:     --------------------------------------------
                                                                Target Credit
                                                                 Enhancement
                                        Target Credit               After
                                         Enhancement            Stepdown Date
                                    --------------------------------------------
                                     Rating      Percent      Rating     Percent
                                    --------------------------------------------
                                     Aaa/AAA      17.55%      Aaa/AAA     35.10%

                                     Aa2/AA       11.80%      Aa2/AA      23.60%

                                      A2/A         7.30%       A2/A       14.60%

                                    Baa2/BBB       3.30%     Baa2/BBB      6.60%
                                    --------------------------------------------

Subordination Increase Amount:      The lesser of (i) the related target
                                    overcollateralization amount minus the
                                    actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

Senior Enhancement Percentage:      With respect to any Distribution Date, the
                                    percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate certificate principal balances of the Subordinate Certificates and (ii) the overcollateralization amount, in each case after taking into account the distribution of the principal on the applicable
                                    Distribution Date and the denominator of which is the aggregate mortgage loan balance and any amount remaining in the Pre-Funding
                                    Account as of the last day of the related
                                    Due Period.

Stepdown Date:                      The earlier to occur of (i) the Distribution
                                    Date on which the certificate principal
                                    balances of the Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2006 and (b) the first Distribution Date on which the Senior Certificate principal balance
                                    (after taking into account distributions of principal on such Distribution Date) is less than or equal to 64.90% of the outstanding mortgage loan balance on the last day of the related Due Period.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Delinquency Trigger Event:          A Delinquency Trigger Event occurs if the
                                    three-month rolling average of the Mortgage
                                    Loans that are 60+ days delinquent exceeds
                                    45% of the Senior Enhancement Percentage.
                                    60+ delinquent loans includes the sum,
                                    without duplication, of all loans that are
                                    (i) 60+ days delinquent, (ii) in
                                    foreclosure, (iii) in REO and (iv) in
                                    bankruptcy and are 60+ days delinquent.


Cumulative Loss Trigger Event:      In effect with respect to any Distribution
                                    Date, if the percentage obtained by dividing
                                    (x) the aggregate amount of realized losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the initial Pre-Funding Account deposit exceeds the applicable percentages described below with respect to such Distribution
                                    Date.

   Distribution Date                              Loss Percentage
--------------------------------------------------------------------------------
April 2006 - March 2007               2.50% for the first month, plus an
                                      additional 1/12th of 1.75% for each month thereafter.

April 2007 - March 2008               4.25% for the first month, plus an
                                      additional 1/12th of 1.00% for each month thereafter.

April 2008 - March 2009               5.25% for the first month, plus an
                                      additional 1/12th of 1.00% for each month thereafter.

April 2009 and thereafter             6.25%
--------------------------------------------------------------------------------

OC Floor:                           0.50% of the sum of the Cut-Off Date
                                    mortgage loan balance and the initial
                                    deposit to the Pre-Funding Account.

Trigger Event:                      The existence of a Delinquency Trigger Event
                                    or a Cumulative Loss Trigger Event.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

OC Spread Holiday:                  The overcollateralization amount will equal
                                    zero at closing through and including the third Distribution Date. During the three month OC Spread Holiday, excess interest will be subordinated to cover realized losses, but otherwise will not be applied to repay the outstanding Certificate balances and will instead flow to the holder of the residual interest.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Interest Distributions
--------------------------------------------------------------------------------

On each Distribution Date, the interest funds are required to be distributed in the following order of priority until such amounts have been fully distributed:

      first, to the Master Servicer, the Master Servicing Fee;

      second, to each class of the Senior Certificates, the class monthly interest amount and any Class Interest Carryover Shortfall for such class on that Distribution Date; provided, however, if the interest funds are not sufficient to make a full distribution of the class monthly interest amount and Class Interest Carryover Shortfall with respect to the Senior Certificates, the interest funds will be distributed pro rata among each such class of the Senior Certificates based on the ratio of:

            the class monthly interest amount and Class Interest Carryover Shortfall for that class to the total amount of class monthly interest amount and any Class Interest Carryover Shortfall for the Senior Certificates;

      third, to the Class M-1 Certificates, the class monthly interest amount for that class and Distribution Date;

      fourth, to the Class M-2 Certificates, the class monthly interest amount for that class and Distribution Date;

      fifth, to the Class B Certificates, the class monthly interest amount for that class and Distribution Date; and

      sixth, any remainder will be treated as Excess Interest.


Principal Distributions
--------------------------------------------------------------------------------

On each Distribution Date, the Principal Distribution Amount for that Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

      To the Senior Certificates (other than the Class A-IO Certificates), the related Senior Principal Distribution Amount is required to be distributed as follows: (a) to the Class A-6 Certificates, the related Class A-6 Principal Distribution Amount for that class and (b) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 , Class A-5 and Class A-6 in that order so that no distribution will be made to any class until the certificate principal balances of all the related Senior Certificates with a lower numeral designation shall have been reduced to zero;

      To the Class M-1 Certificates, the related Class M-1 Principal Distribution Amount for that class;

      To the Class M-2 Certificates, the related Class M-2 Principal Distribution Amount for that class;

      To the Class B Certificates, the related Class B Principal Distribution Amount for that class.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Excess Interest
--------------------------------------------------------------------------------

On each Distribution Date, interest funds not otherwise required to be distributed as described under the heading "Interest Distributions" together with any excess overcollateralization amount will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

      the Subordination Increase Amount plus, during the OC Spread Holiday, excess interest in an amount to cover realized losses, payable in the order of priority set forth under "Principal Distributions";

      to the Class M-1 Certificates, the related Class Interest Carryover Shortfall;

      to the Class M-1 Certificates, the related Class Principal Carryover Shortfall;

      to the Class M-2 Certificates, the related Class Interest Carryover Shortfall;

      to the Class M-2 Certificates, the related Class Principal Carryover Shortfall;

      to the Class B Certificates, the related Class Interest Carryover
      Shortfall;

      to the Class B Certificates, the related Class Principal Carryover Shortfall;

      to the Net WAC Cap Carryover Fund for subsequent distribution in accordance with the next priority;

      From the Net WAC Cap Carryover Fund, sequentially (i) to the Class A-1, Class A-4, Class A-5 and Class A-6 Certificates pro-rata in accordance with their Net WAC Cap Carryover and (ii) sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the Net WAC Cap Carryover;

      to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

      to the Master Servicer to the extent of any, unreimbursed Servicing Advances;

      to the holder of the residual interest, the remaining amount.


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Sensitivity Tables (to Call)
--------------------------------------------------------------------------------

                                                                Prepayment Speed (PPC)
    Class                       0.00%        50.00%        85.00%       120.00%      150.00%       175.00%       200.00%
---------------------------------------------------------------------------------------------------------------------------
     A-1      WAL (yrs)         7.87          1.44          0.97         0.75          0.64          0.57         0.52
              Window         Apr03-Jul18  Apr03-Mar06   Apr03-Feb05   Apr03-Aug04  Apr03-May04   Apr03-Apr04   Apr03-Feb04

     A-2      WAL (yrs)         19.72         4.63          2.78         2.00          1.62          1.41         1.25
              Window         Jul18-Apr27  Mar06-Mar10   Feb05-Mar07   Aug04-Dec05  May04-May05   Apr04-Jan05   Feb04-Nov04

     A-3      WAL (yrs)         25.03         8.97          4.58         3.00          2.34          2.00         1.74
              Window         Apr27-Mar29  Mar10-Dec13   Mar07-Jul08   Dec05-Sep06  May05-Sep05   Jan05-May05   Nov04-Feb05

     A-4      WAL (yrs)         27.45        14.45          8.50         5.02          3.33          2.50         2.17
              Window         Mar29-Jul31  Dec13-May20   Jul08-Jun14   Sep06-May11  Sep05-Jan08   May05-Feb06   Feb05-Sep05

     A-5      WAL (yrs)         28.32        17.15         11.24         8.15          5.82          3.64         2.61
              Window         Jul31-Jul31  May20-May20   Jun14-Jun14   May11-May11  Jan08-Aug09   Feb06-Dec07   Sep05-Dec05

     A-6      WAL (yrs)         12.84         7.94          6.98         6.46          5.78          5.21         3.93
              Window         Apr06-Jul31  Apr06-May20   Apr06-Jun14   Jun06-May11  Nov06-Aug09   May07-Aug08   Dec05-Nov07

     M-1      WAL (yrs)         25.38        11.68          7.50         5.43          4.57          4.29         4.34
              Window         Apr23-Jul31  Feb09-May20   Nov06-Jun14   May06-May11  Aug06-Aug09   Oct06-Aug08   Jan07-Nov07

     M-2      WAL (yrs)         25.38        11.68          7.50         5.42          4.48          4.08         3.90
              Window         Apr23-Jul31  Feb09-May20   Nov06-Jun14   Apr06-May11  Jun06-Aug09   Jul06-Aug08   Aug06-Nov07

      B       WAL (yrs)         25.38        11.68          7.50         5.41          4.44          3.97         3.70
              Window         Apr23-Jul31  Feb09-May20   Nov06-Jun14   Apr06-May11  Apr06-Aug09   May06-Aug08   May06-Nov07
----------------------------------------------------------------------------------------------------------------------------


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Sensitivity Tables (To Maturity)
--------------------------------------------------------------------------------

                                                                Prepayment Speed (PPC)
    Class                       0.00%        50.00%        85.00%       120.00%      150.00%       175.00%       200.00%
---------------------------------------------------------------------------------------------------------------------------
     A-1      WAL (yrs)         7.87          1.44          0.97         0.75          0.64          0.57         0.52
              Window         Apr03-Jul18  Apr03-Mar06   Apr03-Feb05   Apr03-Aug04  Apr03-May04   Apr03-Apr04   Apr03-Feb04

     A-2      WAL (yrs)         19.72         4.63          2.78         2.00          1.62          1.41         1.25
              Window         Jul18-Apr27  Mar06-Mar10   Feb05-Mar07   Aug04-Dec05  May04-May05   Apr04-Jan05   Feb04-Nov04

     A-3      WAL (yrs)         25.03         8.97          4.58         3.00          2.34          2.00         1.74
              Window         Apr27-Mar29  Mar10-Dec13   Mar07-Jul08   Dec05-Sep06  May05-Sep05   Jan05-May05   Nov04-Feb05

     A-4      WAL (yrs)         27.53        14.86          8.76         5.08          3.33          2.50         2.17
              Window         Mar29-Mar32  Dec13-Jan24   Jul08-Jan17   Sep06-Dec12  Sep05-Jan08   May05-Feb06   Feb05-Sep05

     A-5      WAL (yrs)         29.34        24.33         17.45         12.70         7.68          3.64         2.61
              Window         Mar32-Jan33  Jan24-Jul31   Jan17-Aug26   Dec12-Oct20  Jan08-Apr17   Feb06-Dec07   Sep05-Dec05

     A-6      WAL (yrs)         12.84         7.95          7.03         6.68          6.69          6.53         5.04
              Window         Apr06-Oct32  Apr06-May31   Apr06-May26   Jun06-Aug20  Nov06-Feb17   May07-Feb15   Dec05-Jun13

     M-1      WAL (yrs)         25.51        12.56          8.22         5.96          5.00          4.66         4.66
              Window         Apr23-Sep32  Feb09-Jul29   Nov06-Oct22   May06-Jul17  Aug06-Sep14   Oct06-Nov12   Jan07-Jul11

     M-2      WAL (yrs)         25.51        12.50          8.14         5.89          4.87          4.40         4.17
              Window         Apr23-Aug32  Feb09-Apr28   Nov06-Feb21   Apr06-Apr16  Jun06-Sep13   Jul06-Jan12   Aug06-Oct10

      B       WAL (yrs)         25.48        12.27          7.94         5.74          4.71          4.20         3.88
              Window         Apr23-Jun32  Feb09-May26   Nov06-Feb19   Apr06-Oct14  Apr06-Jun12   May06-Jan11   May06-Nov09
---------------------------------------------------------------------------------------------------------------------------


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

Collateral Description

The collateral pool will consist of a combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property. The cut-off date for the following statistical pool is February 1, 2003.

SUMMARY

 Total Origination:                 $763,208,790.55
 Number of Loans:                   8,657
 Average Remaining Balance:         $88,160.89 (Range: $7,663.28 - $799,436.10)

 Loan Type:
      <= 30 Year                    87.05%
      <= 15 Year                    12.76%
      Balloon                       0.20%

 Amortization Method:
      Balloon                       0.20%
      Level Pay                     99.80%

 Weighted Average Gross Coupon:     8.407% (Range: 5.250% - 14.000%)

 Original Weighted Average Term:    331 months (Range: 60 - 360 months)
 Remaining Weighted Average Term:   328 months (Range: 56 - 360 months)
 Seasoning:                         4 months

 Lien Position:
      First                         88.43%
      Second                        11.57%

 Weighted Average Combined/         79.12% (Max: 100.00%)
 Original LTV:

 Weighted Average FICO*:            623 (Range: 504 - 819)

 Delinquency Status:
      Current                       98.28%
      30 -59 days                    1.72%

 Property Type:
      Single Family                 78.80%
      PUD                            9.85%
      2-4 Family                     4.88%
      Manufactured Housing           4.55%
      Condo                          1.92%

 Owner Occupancy:
      Owner Occ / Non Owner Occ     92.46%/7.54%

 Loan Purpose
      Refinance/Cashout             76.23%
      Refinance/Rate Term           12.50%
      Purchase                      10.94%
      Other                          0.33%

 Geographic Description (>5%):      19.45% TX
                                    14.39% CA
                                     7.21% OH
                                     5.81% PA
                                     5.55% CO

*     Excluding 65 loans which do not have a FICO score available


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                 Geographic Distribution of Mortgaged Properties
                 -----------------------------------------------

                                          Percentage of                              Weighted                     Percent of
                           Aggregate      Mortgage Pool                  Average      Average        Percent        Owner-
             Number of     Principal      by Aggregate       Weighted   Principal     Combined       of Full       Occupied
             Mortgage       Balance     Principal Balance     Average    Balance      Loan-to-     Documentation   Mortgage
  State        Loans      Outstanding   of Mortgage Loans     Coupon   Outstanding   Value Ratio   Mortgage Loans   Loans
-----------------------------------------------------------------------------------------------------------------------------
Texas           1,577   $148,411,512.18       19.45%           8.265%   $94,110.03       76.69%       66.28%        92.31%
California        892    109,830,150.76       14.39            8.885    123,127.97       79.35        53.99         92.23
Ohio              637     55,016,840.27        7.21            8.072     86,368.67       81.47        83.57         92.11
Pennsylvania      647     44,340,995.72        5.81            8.533     68,533.22       80.32        78.08         90.69
Colorado          330     42,329,203.70        5.55            7.964    128,270.31       81.01        71.90         94.84
Florida           521     36,604,906.90        4.80            8.790     70,258.94       78.28        73.52         92.49
North Carolina    376     30,161,164.47        3.95            8.549     80,215.86       80.41        83.79         94.63
Missouri          374     26,903,713.02        3.53            8.170     71,935.06       78.71        88.36         94.03
Michigan          277     23,798,870.79        3.12            8.104     85,916.50       79.92        85.54         89.96
Indiana           337     21,007,869.46        2.75            8.437     62,337.89       77.32        82.71         89.35
Illinois          280     20,875,553.29        2.74            7.914     74,555.55       80.39        82.75         92.50
Kentucky          331     20,330,745.93        2.66            8.530     61,422.19       78.64        87.18         94.40
Washington        183     20,291,995.47        2.66            8.282    110,885.22       79.96        66.43         87.15
New York          179     17,224,844.69        2.26            8.707     96,228.18       71.61        67.79         93.76
Tennessee         215     14,993,732.43        1.96            8.470     69,738.29       81.18        91.61         89.20
Arizona           149     14,811,254.91        1.94            7.950     99,404.40       79.29        69.37         92.43
Nevada            128     14,281,628.31        1.87            7.934    111,575.22       81.83        82.91         93.31
Oklahoma          199     13,343,885.28        1.75            8.625     67,054.70       79.96        80.43         94.03
South Carolina    183     12,892,085.74        1.69            8.773     70,448.56       80.94        85.29         95.04
Virginia          166     12,785,051.11        1.68            8.645     77,018.38       79.87        85.61         94.75
Georgia           110      9,939,521.76        1.30            8.276     90,359.29       83.69        75.76         95.61
Maryland           88      8,546,364.67        1.12            8.848     97,117.78       80.76        80.69         93.47
Oregon             65      7,489,621.86        0.98            8.085    115,224.95       81.29        62.39         88.05
Utah               65      7,176,820.03        0.94            8.309    110,412.62       82.43        69.01         95.63
Louisiana          53      4,877,574.81        0.64            8.806     92,029.71       81.42        78.50         95.89
Kansas             62      4,616,429.54        0.60            8.613     74,458.54       79.00        76.17         96.14
New Jersey         40      3,963,691.07        0.52            7.816     99,092.28       75.85        92.02         91.50
West Virginia      62      3,882,965.37        0.51            8.705     62,628.47       79.45        82.45         92.62
Massachusetts      22      2,615,509.52        0.34            8.498    118,886.80       75.06        71.78        100.00
Connecticut        19      1,981,503.33        0.26            9.108    104,289.65       72.34        47.41         87.32
Delaware           20      1,651,620.35        0.22            8.764     82,581.02       79.36        71.90         82.11
Nebraska           16      1,267,854.75        0.17            8.637     79,240.92       80.77        63.89         86.89
Minnesota           8        967,011.42        0.13            7.622    120,876.43       76.74        82.24        100.00
Rhode Island        8        870,210.48        0.11            8.443    108,776.31       83.58       100.00        100.00
Iowa                9        803,556.83        0.11            7.666     89,284.09       83.72        57.42         87.16
Wisconsin           6        566,968.48        0.07            7.447     94,494.75       80.41       100.00        100.00
New Mexico          6        550,380.52        0.07            8.176     91,730.09       64.61        56.98        100.00
Idaho               7        510,954.65        0.07            8.976     72,993.52       73.22        33.35        100.00
New Hampshire       2        246,169.69        0.03            7.654    123,084.85       72.39       100.00        100.00
Wyoming             5        244,469.11        0.03            8.323     48,893.82       80.42        89.41         47.57
Montana             2        158,708.37        0.02            8.393     79,354.19       78.25       100.00        100.00
NA                  1         44,879.51        0.01            7.440     44,879.51       81.66       100.00        100.00
-----------------------------------------------------------------------------------------------------------------------------
 Total:         8,657   $763,208,790.55      100.00%           8.407%   $88,160.89       79.12%       73.11%        92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                        Distribution by Original Balance
                        --------------------------------

                                                    Percentage of
                                                      Mortgage
                                                       Pool by                              Weighted      Percent    Percent of
                                       Aggregate      Aggregate                 Average     Average       of Full      Owner-
                         Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
Original                 Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Principal Balance          Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
--------------------------------------------------------------------------------------------------------------------------------
       $.01- $10,000.00       6         $56,672.16        0.01%      10.413%     $9,445.36    80.16%        82.45%     100.00%
 $10,000.01- $20,000.00     191       3,157,393.40        0.41       10.320      16,530.86    74.57         85.50       92.62
 $20,000.01- $30,000.00     500      12,887,294.14        1.69        9.976      25,774.59    71.80         84.88       92.95
 $30,000.01- $40,000.00     819      28,945,396.33        3.79        9.490      35,342.36    74.05         79.33       86.26
 $40,000.01- $50,000.00     938      42,442,446.84        5.56        9.279      45,247.81    76.42         81.18       85.79
 $50,000.01- $60,000.00     969      53,383,707.95        6.99        9.034      55,091.55    77.31         84.31       89.14
 $60,000.01- $70,000.00     963      62,631,636.02        8.21        8.840      65,038.04    78.95         83.09       90.90
 $70,000.01- $80,000.00     794      59,232,673.21        7.76        8.627      74,600.34    79.54         81.75       91.56
 $80,000.01- $90,000.00     587      49,758,233.40        6.52        8.458      84,767.01    80.06         80.48       93.00
 $90,000.01-$100,000.00     502      47,840,959.80        6.27        8.451      95,300.72    78.96         76.40       94.21
$100,000.01-$120,000.00     713      77,802,752.62       10.19        8.297     109,120.27    80.46         75.15       93.54
$120,000.01-$140,000.00     441      57,032,544.67        7.47        8.152     129,325.50    80.65         72.92       91.75
$140,000.01-$160,000.00     335      50,219,694.74        6.58        8.132     149,909.54    81.00         67.51       92.87
$160,000.01-$180,000.00     195      33,138,166.54        4.34        8.041     169,939.32    80.51         59.62       93.91
$180,000.01-$200,000.00     170      32,344,613.22        4.24        8.021     190,262.43    80.04         71.12       94.14
$200,000.01-$220,000.00     107      22,427,520.39        2.94        7.775     209,602.99    79.83         62.70       94.44
$220,000.01-$240,000.00      87      19,935,389.56        2.61        7.787     229,142.41    79.32         64.17       95.32
$240,000.01-$260,000.00      70      17,444,649.90        2.29        7.630     249,209.28    78.22         49.75       94.20
$260,000.01-$280,000.00      52      14,001,008.43        1.83        7.622     269,250.16    80.24         61.46       98.05
$280,000.01-$300,000.00      39      11,331,344.16        1.48        7.791     290,547.29    80.81         53.50       92.16
$300,000.01-$320,000.00      38      11,792,352.17        1.55        7.353     310,325.06    80.12         58.00       92.05
$320,000.01-$340,000.00      25       8,280,302.28        1.08        7.447     331,212.09    82.91         59.79       96.04
$340,000.01-$360,000.00      28       9,843,302.08        1.29        7.850     351,546.50    78.33         60.46      100.00
$360,000.01-$380,000.00      22       8,084,626.84        1.06        7.460     367,483.04    81.82         77.54      100.00
$380,000.01-$400,000.00      30      11,725,260.38        1.54        7.703     390,842.01    78.12         43.15       93.34
$400,000.01-$450,000.00      15       6,376,681.32        0.84        7.409     425,112.09    83.53         80.18      100.00
$450,000.01-$500,000.00      13       6,239,397.35        0.82        8.348     479,953.64    74.03         30.18      100.00
$500,000.01-$550,000.00       2       1,028,957.51        0.13        6.616     514,478.76    81.85        100.00      100.00
$550,000.01-$600,000.00       3       1,706,608.25        0.22        7.795     568,869.42    72.30          0.00      100.00
$600,000.01-$650,000.00       1         649,516.64        0.09        7.490     649,516.64    54.17          0.00      100.00
$650,000.01-$700,000.00       1         668,252.15        0.09        7.990     668,252.15    75.00          0.00      100.00
$750,000.01-$800,125.00       1         799,436.10        0.10        6.750     799,436.10    74.09        100.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                   8,657    $763,208,790.55      100.00%       8.407%    $88,160.89    79.12%        73.11%      92.46%
================================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                   Distribution by Current Principal Balance
                   -----------------------------------------

                                                    Percentage of
                                                      Mortgage
                                                       Pool by                              Weighted      Percent    Percent of
                                       Aggregate      Aggregate                 Average     Average       of Full      Owner-
                         Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
Current                  Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Principal Balance          Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
--------------------------------------------------------------------------------------------------------------------------------
      $0.01- $10,000.00       7         $66,667.15        0.01%     10.373%     $9,523.88     80.88%        85.08%      100.00%
 $10,000.01- $20,000.00     196       3,261,157.80        0.43      10.338      16,638.56     74.33         85.96        92.86
 $20,000.01- $30,000.00     502      13,001,373.91        1.70       9.956      25,899.15     71.57         84.55        92.78
 $30,000.01- $40,000.00     824      29,232,057.28        3.83       9.492      35,475.80     74.18         79.46        86.36
 $40,000.01- $50,000.00     942      42,764,876.23        5.60       9.288      45,397.96     76.52         80.58        85.18
 $50,000.01- $60,000.00     963      53,201,269.11        6.97       9.021      55,245.35     77.33         84.89        89.75
 $60,000.01- $70,000.00     964      62,813,015.57        8.23       8.832      65,158.73     78.91         83.12        90.93
 $70,000.01- $80,000.00     798      59,671,600.29        7.82       8.618      74,776.44     79.54         81.87        91.62
 $80,000.01- $90,000.00     585      49,738,795.30        6.52       8.467      85,023.58     80.07         80.10        92.64
 $90,000.01-$100,000.00     503      48,079,448.60        6.30       8.442      95,585.38     78.99         76.87        94.41
$100,000.01-$120,000.00     706      77,267,174.00       10.12       8.315     109,443.59     80.47         74.18        93.62
$120,000.01-$140,000.00     437      56,629,332.47        7.42       8.126     129,586.57     80.63         73.75        91.44
$140,000.01-$160,000.00     332      49,823,721.31        6.53       8.132     150,071.45     80.98         67.21        93.09
$160,000.01-$180,000.00     196      33,337,607.50        4.37       8.058     170,089.83     80.59         59.26        93.95
$180,000.01-$200,000.00     171      32,585,114.48        4.27       8.009     190,556.23     79.93         71.21        93.57
$200,000.01-$220,000.00     106      22,265,368.41        2.92       7.807     210,050.65     80.07         62.26        95.30
$220,000.01-$240,000.00      89      20,448,630.09        2.68       7.765     229,759.89     79.36         64.88        95.43
$240,000.01-$260,000.00      69      17,272,788.05        2.26       7.605     250,330.26     78.39         50.50        94.14
$260,000.01-$280,000.00      49      13,222,755.77        1.73       7.613     269,852.16     79.78         61.15        97.93
$280,000.01-$300,000.00      40      11,630,798.47        1.52       7.764     290,769.96     80.94         52.12        92.36
$300,000.01-$320,000.00      39      12,132,097.25        1.59       7.389     311,079.42     80.32         61.65        92.28
$320,000.01-$340,000.00      23       7,641,102.89        1.00       7.422     332,221.86     82.60         56.43        95.71
$340,000.01-$360,000.00      30      10,560,795.81        1.38       7.775     352,026.53     78.12         63.15       100.00
$360,000.01-$380,000.00      20       7,367,133.11        0.97       7.530     368,356.66     82.46         75.35       100.00
$380,000.01-$400,000.00      30      11,725,260.38        1.54       7.703     390,842.01     78.12         43.15        93.34
$400,000.01-$450,000.00      16       6,824,910.43        0.89       7.415     426,556.90     83.13         81.48       100.00
$450,000.01-$500,000.00      12       5,791,168.24        0.76       8.414     482,597.35     73.77         24.78       100.00
$500,000.01-$550,000.00       2       1,028,957.51        0.13       6.616     514,478.76     81.85        100.00       100.00
$550,000.01-$600,000.00       3       1,706,608.25        0.22       7.795     568,869.42     72.30          0.00       100.00
$600,000.01-$650,000.00       1         649,516.64        0.09       7.490     649,516.64     54.17          0.00       100.00
$650,000.01-$700,000.00       1         668,252.15        0.09       7.990     668,252.15     75.00          0.00       100.00
$750,000.01-$799,436.10       1         799,436.10        0.10       6.750     799,436.10     74.09        100.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    8,657    $763,208,790.55      100.00%      8.407%    $88,160.89     79.12%        73.11%       92.46%
================================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                     Distribution by Current Mortgage Rates
                     --------------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Mortgage Rates         Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
  5.250%- 5.500%           2        $306,075.23      0.04%      5.336%    $153,037.62     62.63%       100.00%      100.00%
  5.501%- 6.000%          52       9,719,939.62      1.27       5.907      186,921.92     77.82         89.06       100.00
  6.001%- 6.500%         263      39,801,440.18      5.22       6.362      151,336.27     79.36         82.55        97.30
  6.501%- 7.000%         654      90,771,129.73     11.89       6.880      138,793.78     79.71         76.36        94.79
  7.001%- 7.500%         788      91,380,097.22     11.97       7.379      115,964.59     79.72         74.23        92.37
  7.501%- 8.000%       1,294     131,279,911.68     17.20       7.864      101,452.79     79.51         73.76        92.24
  8.001%- 8.500%       1,142      99,055,587.18     12.98       8.351       86,738.69     80.04         78.57        92.55
  8.501%- 9.000%       1,272     100,566,114.05     13.18       8.822       79,061.41     78.92         73.67        89.17
  9.001%- 9.500%         807      56,517,583.17      7.41       9.318       70,034.18     78.10         75.36        89.14
  9.501%-10.000%         780      49,360,385.91      6.47       9.808       63,282.55     77.76         68.91        89.70
 10.001%-10.500%         466      27,317,375.31      3.58      10.313       58,620.98     77.60         66.85        91.31
 10.501%-11.000%         503      27,151,210.06      3.56      10.823       53,978.55     79.16         65.84        95.68
 11.001%-11.500%         282      17,166,722.94      2.25      11.342       60,874.90     79.45         45.56        94.83
 11.501%-12.000%         225      14,420,234.88      1.89      11.857       64,089.93     78.28         38.04        97.87
 12.001%-12.500%          77       5,154,332.67      0.68      12.322       66,939.39     75.37         54.25        96.75
 12.501%-13.000%          36       2,056,927.45      0.27      12.849       57,136.87     67.76         51.48        95.31
 13.001%-13.500%           9         484,590.62      0.06      13.235       53,843.40     72.87         44.35        87.23
 13.501%-14.000%           5         699,132.65      0.09      13.936      139,826.53     67.83         22.79       100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                 8,657    $763,208,790.55    100.00%      8.407%     $88,160.89     79.12%       73.11%        92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

               Distribution by Remaining Months to Stated Maturity
               ---------------------------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
 Remaining Months     Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
 Stated Maturity       Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
     56-    60            2          $41,333.81       0.01%      7.300%    $20,666.91       33.12%     100.00%      100.00%
     73-    84            1           55,615.78       0.01       9.740      55,615.78       80.00      100.00       100.00
     97-   108            1           22,582.99       0.00       9.900      22,582.99       35.06      100.00       100.00
    109-   120          128        6,113,871.58       0.80       8.344      47,764.62       67.95       80.01        87.69
    121-   132            1           78,430.65       0.01       6.500      78,430.65       70.99      100.00       100.00
    133-   144            3          151,728.38       0.02       7.629      50,576.13       63.31      100.00       100.00
    145-   156            1          118,091.14       0.02       7.990     118,091.14       79.99      100.00       100.00
    157-   168            4          120,935.83       0.02      11.168      30,233.96       89.28        6.34       100.00
    169-   180        1,625       92,160,652.04      12.08       8.942      56,714.25       75.83       68.62        94.04
    205-   216            3          118,866.11       0.02       8.935      39,622.04       86.31      100.00        76.25
    229-   240          426       29,911,030.97       3.92       8.287      70,213.69       77.62       85.32        95.31
    241-   252            1           93,889.21       0.01       7.350      93,889.21       69.66      100.00       100.00
    253-   264            1          107,376.34       0.01       6.990     107,376.34       84.43      100.00       100.00
    289-   300           21        1,948,669.02       0.26       7.920      92,793.76       75.64       79.44        96.82
    325-   336            1          184,278.64       0.02       8.950     184,278.64      100.00      100.00       100.00
    349-   360        6,438      631,981,438.06      82.81       8.336      98,164.25       79.79       73.07        92.12
-----------------------------------------------------------------------------------------------------------------------------
Total:                8,657     $763,208,790.55     100.00%      8.407%    $88,160.89       79.12%      73.11%        92.46%
=============================================================================================================================

                  Distribution by Number of Months of Seasoning
                  ---------------------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
 Months of            Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
 Seasoning             Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
    0- 0                  464     $44,860,454.90     5.88%        8.299%    $96,682.01     79.78%       61.58%      92.42%
    1- 5                4,968     461,145,120.81     60.42        8.045      92,823.09     79.29        74.93       92.57
    6- 9                3,225     257,203,214.84     33.70        9.074      79,752.93     78.68        71.85       92.28
-----------------------------------------------------------------------------------------------------------------------------
Total:                  8,657    $763,208,790.55    100.00%       8.407%    $88,160.89     79.12%       73.11%      92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                  Distribution by Combined Loan-to-Value Ratio
                  --------------------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
     Combined         Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Loan-to-Value Ratio    Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
    7.64- 10.00           1          $26,555.71        0.00%       6.520%    $26,555.71      7.64%      100.00%     100.00%
   10.01- 15.00           7          161,936.76        0.02        8.676      23,133.82     12.43        86.95      100.00
   15.01- 20.00           9          411,137.81        0.05        9.096      45,681.98     16.97        35.43      100.00
   20.01- 25.00          20          971,165.75        0.13        9.641      48,558.29     22.99        54.01       91.63
   25.01- 30.00          23          960,523.44        0.13        8.758      41,761.89     28.17        68.26       96.94
   30.01- 35.00          34        1,500,996.58        0.20        8.548      44,146.96     32.62        75.50       84.00
   35.01- 40.00          61        2,791,688.85        0.37        8.616      45,765.39     37.31        78.45       81.65
   40.01- 45.00          92        5,376,435.57        0.70        8.245      58,439.52     42.53        67.79       88.29
   45.01- 50.00         117        7,948,517.83        1.04        8.022      67,936.05     47.84        72.63       83.04
   50.01- 55.00         130        9,251,063.99        1.21        8.904      71,162.03     53.18        57.36       88.73
   55.01- 60.00         222       14,993,887.79        1.96        8.499      67,540.04     57.90        70.33       89.97
   60.01- 65.00         308       26,557,878.68        3.48        8.728      86,226.88     63.08        64.70       90.30
   65.01- 70.00         508       40,908,115.06        5.36        8.800      80,527.79     68.23        62.12       88.88
   70.01- 75.00         905       78,156,530.81       10.24        8.669      86,360.81     73.64        64.70       88.16
   75.01- 80.00       2,555      234,229,024.35       30.69        8.280      91,674.76     79.15        71.63       92.53
   80.01- 85.00       1,754      163,254,961.85       21.39        8.300      93,075.80     83.28        73.87       90.90
   85.01- 90.00       1,303      122,876,493.90       16.10        8.376      94,302.76     87.74        78.14       97.22
   90.01- 95.00         282       26,758,674.70        3.51        8.224      94,888.92     92.22        90.77      100.00
   95.01- 100.00        326       26,073,201.12        3.42        8.633      79,979.14     99.63       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                8,657     $763,208,790.55      100.00%       8.407%    $88,160.89     79.12%       73.11%      92.46%
=============================================================================================================================


                      Distribution by Borrower FICO Score
                      -----------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
     Borrower         Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
    FICO Score         Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
   Not Available           65       $3,174,207.62       0.42%      9.997%   $48,833.96      69.05%      96.41%     100.00%
     501- 550             602       44,435,058.24       5.82       9.302     73,812.39      72.74       85.98       97.57
     551- 600           2,945      242,354,987.96      31.75       8.649     82,293.71      77.76       82.02       95.24
     601- 650           2,847      258,402,062.71      33.86       8.351     90,762.93      79.63       69.40       92.67
     651- 700           1,545      147,350,433.18      19.31       8.138     95,372.45      82.03       62.46       89.00
     701- 750             472       47,778,070.32       6.26       7.745    101,224.73      80.94       67.81       85.16
     751- 800             173       19,196,844.79       2.52       7.490    110,964.42      78.98       71.99       86.55
     801- 819               8          517,125.73       0.07       7.516     64,640.72      78.35       66.79       82.65
-----------------------------------------------------------------------------------------------------------------------------
Total:                  8,657     $763,208,790.55     100.00%      8.407%   $88,160.89      79.12%      73.11%      92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                          Distribution by Property Type
                          -----------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Property Type           Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
Single Family           6,903     $601,407,130.91    78.80%       8.377%    $87,122.57     79.12%      73.48%      93.74%
PUD                       679       75,197,417.95     9.85        8.257     110,747.30     79.69       69.70       95.71
2-4 Family                373       37,222,181.11     4.88        8.415      99,791.37     75.84       58.64       62.33
Manufactured Housing      527       34,751,272.20     4.55        9.100      65,941.69     80.62       88.53       96.18
Condo                     175       14,630,788.38     1.92        8.722      83,604.51     80.98       75.54       91.12
-----------------------------------------------------------------------------------------------------------------------------
Total:                  8,657     $763,208,790.55   100.00%       8.407%    $88,160.89     79.12%      73.11%      92.46%
============================================================================================================================


                          Distribution by Loan Purpose
                          ----------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Loan Purpose            Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
Refinance/Cashout       6,761     $581,827,943.57     76.23%       8.430%    $86,056.49     78.41%      72.03%       92.63%
Refinance/Rate
Term                      868       95,389,956.03     12.50        7.998     109,896.26     80.15       74.55        92.27
Purchase                  984       83,488,170.43     10.94        8.648      84,845.70     83.04       79.57        91.89
Other                     326        2,502,720.52      0.33       10.516      56,880.01     74.01       53.55        80.33
-----------------------------------------------------------------------------------------------------------------------------
Total:                  8,657     $763,208,790.55    100.00%       8.407%    $88,160.89     79.12%      73.11%       92.46%
=============================================================================================================================


                        Distribution by Occupancy Status
                        --------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Occupancy Status        Loans      Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied         7,881     $705,680,899.12     92.46%        8.396%    $89,542.05     79.45%     74.75%        100.00%
Non-owner Occupied       776      $57,527,891.43      7.54         8.543      74,133.88     75.04      53.04           0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                 8,657     $763,208,790.55    100.00%        8.407%    $88,160.89     79.12%     73.11%         92.46%
=============================================================================================================================


               Distribution by Borrower Income Documentation Type
               --------------------------------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                        Number of   Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                        Mortgage     Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Documentation Type        Loans    Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation       6,765    $557,986,998.68     73.11%      8.282%    $82,481.45     79.94%       100.00%      94.53%
No Income Verification/  1,549     166,395,673.64     21.80       8.808     107,421.35     76.16          0.00       86.32
   Assets Verified
24 Month Bank Statement    271      30,357,287.21      3.98       8.489     112,019.51     80.74          0.00       86.46
12 Month Bank Statement     56       6,460,653.01      0.85       8.339     115,368.80     76.43          0.00      100.00
Lite Documentation          16       2,008,178.01      0.26       8.795     125,511.13     79.69          0.00       93.03
-----------------------------------------------------------------------------------------------------------------------------
Total:                   8,657    $763,208,790.55    100.00%      8.407%    $88,160.89     79.12%        73.11%      92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup

                          Distribution by Product Type
                          ----------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Product Type           Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
Fixed <= 30 Yr         6,891     $664,345,548.35     87.05%       8.333%    $96,407.71     79.68%       73.66%       92.28%
Fixed <= 15 Yr         1,742      $97,361,042.17     12.76        8.897     $55,890.38     75.27        69.42        93.61
Balloon                   24       $1,502,200.03      0.20        9.329     $62,591.67     78.22        67.67        98.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                 8,657     $763,208,790.55    100.00%       8.407%    $88,160.89     79.12%       73.11%       92.46%
=============================================================================================================================


                            Distribution by Lien Type
                            -------------------------

                                                 Percentage of
                                                   Mortgage
                                                    Pool by                              Weighted      Percent    Percent of
                                    Aggregate      Aggregate                 Average     Average       of Full      Owner-
                      Number of     Principal      Principal     Weighted   Principal    Combined   Documentation  Occupied
                      Mortgage       Balance      Balance of      Average    Balance     Loan-to-      Mortgage    Mortgage
Lien Type              Loans       Outstanding   Mortgage Loans   Coupon   Outstanding  Value Ratio     Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------
First Lien              7,156   $674,934,935.15      88.43%        8.110%   $94,317.35     78.91%       76.13%       91.97%
Second Lien             1,501     88,273,855.40      11.57        10.675     58,810.03     80.73        49.99        96.19
-----------------------------------------------------------------------------------------------------------------------------
 Total:                 8,657   $763,208,790.55     100.00%        8.407%   $88,160.89     79.12%       73.11%       92.46%
=============================================================================================================================


                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A member of citigroup


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